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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  ----------

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):  February 23, 2000
                                                        -----------------

                               AURORA FOODS INC.
                -----------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

        DELAWARE                       333-50681              94-3303521
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(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                     Identification No.)


1000 St. Louis Union Station, Suite 300, St. Louis, MO             63103
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    (Address of Principal Executive Offices)                     (Zip Code)


      Registrant's Telephone Number, including Area Code:  (415) 982-3019
                                                           --------------

456 Montgomery Street, Suite 2200, San Francisco, CA               94104
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                (Former Address)                             (Former Zip Code)

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Item 5.   Other Events

     Between February 23 and February 29, 2000, Aurora Foods Inc. (the "Company") obtained six complaints (the "Complaints") that were filed in federal court for the Northern District of California on behalf of putative classes of persons who purchased Aurora common shares at various times since March 1999; the Complaints allege violations of federal securities laws against the Company and certain of its officers and directors. The actions allege that these defendants disseminated materially false and misleading statements regarding the Company's financial results.

     As of this time, the Company has not received any additional complaints, but the Company believes that one additional action may have been filed; this disclosure is based solely on press releases issued.

     The Company cannot predict whether additional suits will be filed.

                                      -2-
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   AURORA FOODS INC.


                                   By:  /s/  Andrea Geisser
                                      Name:  Andrea Geisser
                                      Title:  Treasurer


Date: March 3, 2000

                                      -3-